Exhibit 99

                            UNITED STATES OF AMERICA
                                     BEFORE
              THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
                                WASHINGTON, D.C.

                                         )
Written Agreement by and among           )
                                         )
UNITED BANCSHARES, INC.                  )
Philadelphia, Pennsylvania               )
                                         )
UNITED BANK OF PHILADELPHIA              )
Philadelphia, Pennsylvania               ) Docket Nos.   00-002-WA/RB -HC
                                         )               00-002-WA/RB-SM
and                                      )
                                         )
FEDERAL RESERVE BANK OF PHILADELPHIA     )
Philadelphia, Pennsylvania               )
                                         )




     WHEREAS, in recognition of their common goal to restore and maintain the financial soundness of United Bancshares, Inc., Philadelphia, Pennsylvania ("Bancshares"), a registered bank holding company, and its subsidiary bank, the United Bank of Philadelphia, Philadelphia, Pennsylvania (the "Bank"), a state chartered bank that is a member of the Federal Reserve System, Bancshares, the Bank, and the Federal Reserve Bank of Philadelphia (the "Reserve Bank") have mutually agreed to enter into this Written Agreement (the "Agreement"); and

     WHEREAS, on February 22, 2000, the boards of directors of Bancshares and the Bank, at duly constituted meetings, adopted resolutions authorizing and directing Emma C. Chappell to enter into this Agreement on behalf of Bancshares and the Bank, and consented to compliance with each and every applicable provision of this Agreement by Bancshares and the Bank and their institution-affiliated parties.

     NOW, THEREFORE, Bancshares, the Bank and the Reserve Bank agree as follows:

MANAGEMENT REVIEW

     1. (a) Within 90 days of this Agreement, the Bank's board of directors shall conduct a review of the functions and performance of the Bank's officers and shall forward to the Reserve Bank a written report that includes findings, conclusions, and a description of specific actions that the board of directors proposes to take to strengthen the Bank's management and its oversight by the board of directors. The review shall focus on an assessment of the duties performed by each officer, reporting lines of authority, and the ability of each officer to perform capably his or her assigned duties. The primary purpose of this review shall be to aid in the development of a management structure that is suitable to the Bank's needs and is adequately staffed by qualified and trained personnel, who are able to devote full-time, on-site service to the Bank. At a minimum, the qualifications of management shall be assessed for its ability to
(i) restore and maintain all aspects of the Bank to a safe and sound condition, and (ii) comply with the requirements of this Agreement.

     (b) Within 30 days of this Agreement, the Bank's board of directors shall develop a written plan providing for orderly management succession and submit the plan to the Reserve Bank.

     (c) During the term of this Agreement, or as otherwise required by law, Bancshares and the Bank shall comply with the provisions of section 32 of the Federal Deposit Insurance Act, as amended (the "FDI Act") (12 U.S.C. 1831i) and Subpart H of Regulation Y of the Board of Governors (12 C.F.R. Part 225, Subpart
H), with respect to the appointment of any new directors or the hiring or promotion of any senior executive officers as defined in Regulation O of the Board of Governors (12 C.F.R. Part 215).

BOARDS OF DIRECTORS' OVERSIGHT

     2. (a) Within 90 days of this Agreement, and semi-annually thereafter, the Bank's board of directors shall review management's adherence to the Bank's written policies and procedures and shall prepare written findings and conclusions of this review along with written descriptions of any management or operational changes that are made as a result of the review. These written findings shall be included in the minutes of the board of directors.

     (b) The boards of directors of Bancshares and Bank shall maintain adequate and complete minutes of all board meetings, approve such minutes, and retain them for supervisory review.

CAPITAL ADEQUACY

     3. (a) Within 60 days of this Agreement, Bancshares and the Bank shall submit to the Reserve Bank an acceptable joint written plan to achieve and maintain sufficient capital at the Bank. The plan shall, at a minimum, address and consider: (i) the Bank's current and future capital requirements, including compliance with the Capital Adequacy Guidelines of the Board of Governors (12 C.F.R. Part 208, App. A and B); (ii) any planned growth in the Bank's assets;
(iii) the Bank's level of concentrations of credit; (iv) the volume of the Bank's adversely



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classified assets; (v) the Bank's anticipated level of retained earnings; and
(vi) the source and timing of additional funds to fulfill the future capital needs of the Bank.

     (b) Notwithstanding the provisions of paragraph 3(a) hereof, the Bank shall; (i) from June 30, 2000 through December 30, 2000 maintain its tier 1 leverage ratio at a level of no less than 6.50 percent; and (ii) at all times thereafter during the term of this Agreement, maintain its tier 1 leverage ratio at a level of no less than 7 percent.

OPERATIONS AND EXPENSES REVIEW

     4. (a) Within 30 days of this Agreement, the Bank's board of directors shall engage an outside consultant to conduct an independent review of the Bank's operations and expenses, and to prepare a written report of findings and recommendations to the Bank's board of directors. The scope of the outside consultant's review shall be set forth in an engagement letter, acceptable to the Reserve Bank and submitted within 20 days of this Agreement. The primary purpose of this review is to identify the means by which the Bank can improve its operating performance, with particular attention to achieving reductions in the Bank's overhead and operating costs. At a minimum, the review shall focus on the Bank's overhead expenses, including occupancy, personnel, and travel expenses, the costs associated with raising capital, and data processing and loan servicing costs. The review of occupancy expenses shall include a review of the costs and comparable market rates for premises leased by the Bank. A copy of the consultant's written report shall be forwarded to the Reserve Bank.

     (b) Within 30 days of the Bank's board of directors' receipt of the consultant's written report of findings and recommendations required by paragraph 4(a) hereof, the Bank's board of directors shall submit a written plan to the Reserve Bank describing specific actions that the board of directors proposes to take in order to reduce overhead expenses. The plan shall fully address the consultant's findings and recommendations.

LOAN POLICIES AND PROCEDURES

     5. Within 60 days of this Agreement, the Bank shall submit to the Reserve Bank acceptable amended written loan policies and procedures that shall, at a minimum, address, consider, and include the following:

         (a)     underwriting standards for loans;

         (b)     the monitoring and reporting of past due loans; and

         (c)     controlling and monitoring concentrations of credits, including
                 (i) establishing concentrations of credit limits for acceptable industries and types of loans; and (ii) managing the risk associated with asset concentrations.




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ALLOWANCE FOR LOAN AND LEASE LOSSES

     6. (a) Within 10 days of this Agreement, the Bank shall eliminate from its books, by charge-off or collection, all assets or portions of assets classified "loss" in the report of the examination of the Bank that closed on December 16, 1999 (the "Report of Examination"), which have not been previously collected in full or charged off. Thereafter, the Bank shall, within 30 days from the receipt of any federal or state report of examination, charge-off all assets classified "loss", unless otherwise approved in writing by the Reserve Bank.

     (b) The Bank shall maintain, through charges to current operating income, an adequate allowance for loan and lease losses. The adequacy of the allowance for loan and lease losses shall be determined in light of the volume of criticized loans, the current level of past due and nonperforming loans, past loan loss experience, evaluation of the potential for loan losses in the Bank's portfolio, current economic conditions, examiner's other criticisms as contained in the Bank's most recent report of examination, and the requirements of the Interagency Policy Statement on the Allowance for Loan and Lease Losses, dated December22, 1993. The Bank shall conduct, at a minimum, a quarterly assessment of its allowance for loan and lease losses and shall maintain a written record, for supervisory review, indicating the methodology used in determining the amount of the allowance needed.

INTERNAL CONTROLS

     7. (a) Within 45 days of this Agreement, the Bank shall bring current all reconcilements of its general and subsidiary ledger accounts.

     (b) Within 60 days of this Agreement, the Bank shall submit to the Reserve Bank acceptable written policies, programs, and procedures designed to strengthen its internal controls and to maintain the accuracy of the Bank's books and records, which shall, at a minimum, address, consider, and include the following:

          (i) reconcilements of general and subsidiary ledger accounts, and timely resolution of open items;

          (ii) extending, approving, monitoring, and reporting of overdrafts and advances on uncollected funds;

          (iii) use of and access to official checks;

          (iv) account descriptions for all balance sheet and income statement items;

          (v) processing of loan payoffs; and

          (vi) cashing checks drawn on dual-signature accounts.



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     (c) Within 60 days of this Agreement, the Bank shall review its accounting procedures for conformance with current industry standards and practices. A written summary of the review and its conclusions shall be retained for future supervisory review.

ELECTRONIC FUNDS TRANSFER

     8. Within 45 days of this Agreement, the Bank shall submit to the Reserve Bank acceptable written policies and procedures designed to strengthen the electronic funds transfer function, which shall address, consider and include the following; (a) the segregation of duties; (b) an independent settlement process to ensure the authenticity of the transfers processed; and (c) a secure environment for electronic funds transfer codes and equipment, including access restrictions.

AUDIT

     9. (a) The Bank's Audit Committee shall consist solely of outside directors. For the purposes of this Agreement, the term outside director shall be defined as a director who is not an officer or employee of the Bank.

     (b) The Bank's Audit Committee shall: (i) meet at least once every month;
(ii) maintain full and complete minutes of its actions; (iii) report, in writing, to the full board of directors each month; (iv) address, in a timely manner, any weaknesses identified by the Bank's internal and external auditors; and (v) recommend to the full board of directors the scope of outside audits.

     (c) The Bank shall revise its written audit policies and procedures to require that the Bank's internal auditors report directly to the Bank's Audit Committee on a monthly basis, and that the Bank's external auditors report directly to the Bank's Audit Committee.

     (d) Within 10 days of receipt of its external audit report for fiscal year-end 1999, the Bank shall provide the Reserve Bank with the audit report and management letter. Within 45 days of the receipt of the audit report and management letter, the Bank shall provide the Reserve Bank with its written plan, including acceptable time frames, to correct any deficiencies noted in the audit report or management letter.

STRATEGIC PLAN AND BUDGET

     10. (a) Within 60 days of this Agreement, the Bank shall submit to the Reserve Bank a written strategic plan and budget concerning the Bank's proposed business activities for 2000. This plan shall, at a minimum, provide for or describe: (i) the responsibilities of the Bank's board of directors regarding the definition, approval, implementation and monitoring of the strategic plan and budget, and the procedures designed to ensure that the board of directors fulfills such responsibilities; (ii) management, lending, and operational objectives, given the condition of the Bank as reflected in the Report of Examination and subsequent reports; (iii) an earnings improvement plan, with emphasis on overhead expenses; (iv) the operating assumptions that form the bases for major projected income and expense components, and the sources and

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uses of new funds; (v) financial performance objectives, including plans for asset growth, earnings, liquidity, and capital supported by detailed quarterly and annual pro forma financial statements, including projected budgets, balance sheets and income statements; and (vi) the establishment of a monthly review process to monitor the actual income and expenses of the Bank in comparison to budgetary projections.

     (b) A strategic plan and budget for each calendar year subsequent to 2000 shall be submitted to the Reserve Bank at least one month prior to the beginning of that calendar year.

DIVIDENDS

     11. Bancshares and the Bank shall not declare or pay any dividends without the prior written approval of the Reserve Bank and the Director of the Board of Governors's Division of Banking Supervision and Regulation. Requests for approval shall be received at least 30 days prior to the proposed date for declaration of dividends and shall contain, but not be limited to, information on consolidated earnings for the most recent annual period and the last quarter.

DEBT

     12. Bancshares shall not, directly or indirectly, incur any debt without the prior written approval of the Reserve Bank. All requests for prior written approval shall contain, but not be limited to, a statement regarding the purpose of the debt, the terms of the debt, and the planned source(s) for debt repayment and an analysis of the cash flow resources available to meet such debt repayment.

COMPLIANCE WITH LAWS AND REGULATIONS

     13. (a) The Bank shall take the necessary steps, consistent with sound banking practices, to correct all violations of law and regulation set forth in the Report of Examination.

     (b) The Bank shall immediately initiate an affirmative compliance program in order to ensure compliance with the provisions of all applicable laws, rules, and regulations. Pursuant thereto, the management of the Bank shall familiarize itself with the applicable provisions of the Federal Reserve Act and the regulations promulgated thereunder, and the laws of the Commonwealth of Pennsylvania.

COMPLIANCE WITH AGREEMENT

     14. (a) The Bank's Audit Committee shall monitor and coordinate the Bank's compliance with the provisions of this Agreement.

     (b) Within 45 days of this Agreement, and, thereafter, within 30 days after the end of each quarter following the date of this Agreement, the Bank's Audit Committee shall submit a written progress report to the Bank's board of directors setting forth in detail the actions taken to comply with each provision of this Agreement and the results of those actions.



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     (c) Within 15 days after its receipt from the Bank's Audit Committee, the
Bank's board of directors shall forward a copy of the report described in paragraph 14(b) hereof, with any additional comments made by the board of directors, to the Reserve Bank. The Bank's board of directors shall certify in writing to the Reserve Bank that each director has reviewed each quarterly progress report required by this paragraph. Such reports may be discontinued when the Reserve Bank, in writing, releases the Bank from making further reports.

APPROVAL OF PLANS, POLICIES, PROCEDURES, PROGRAMS, AND ENGAGEMENT

     15. (a) The plans, policies, procedures, programs, and engagement letter required by paragraphs 3(a), 4(a), 5, 7(b), and 8 hereof shall be submitted to the Reserve Bank for review and approval. Acceptable plans, policies, procedures, and programs and an acceptable engagement letter shall be submitted to the Reserve Bank within the time periods set forth in this Agreement. Where applicable, Bancshares and the Bank shall adopt all approved plans, policies, procedures, and programs and the approved engagement letter within 10 days of approval by the Reserve Bank and then shall fully comply with them. During the term of this Agreement, Bancshares and the Bank shall not amend or rescind the approved plans, policies, procedures, and programs and the approved engagement letter without the prior written approval of the Reserve Bank.

     (b) The Bank's board of directors shall review all plans, policies, procedures and programs annually.

COMMUNICATIONS

     16. All communications regarding this Agreement shall be sent to:

         (a)      Michael E. Collins
                  Senior Vice President
                  Supervision, Regulation, and Credit
                  Federal Reserve Bank of Philadelphia
                  10 Independence Mall
                  Philadelphia, Pennsylvania 19106

         (b)      Emma Chappell
                  Chairman of the Board, President and CEO
                  United Bank of Philadelphia
                  300 North Third Street
                  Philadelphia, Pennsylvania 19108-1101





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MISCELLANEOUS

     17. Notwithstanding any provision of this Agreement to the contrary, the Reserve Bank may, in its discretion, grant written extensions of time to Bancshares and the Bank to comply with any provision of this Agreement.

     18. The provisions of this Agreement shall be binding upon Bancshares and the Bank and all of their institution-affiliated parties, in their capacities as such, and their successors and assigns.

     19. Each provision of this Agreement shall remain effective and enforceable until stayed, modified, terminated or suspended by the Reserve Bank.

     20. The provisions of this Agreement shall not bar, estop, or otherwise prevent the Board of Governors or any other federal or state agency from taking any other action affecting Bancshares or the Bank or any of their current or former institution-affiliated parties and their successors and assigns.

     2~. This Agreement is a "written agreement" for the purposes of section 8 of the FDI Act (12 U.S.C. 1818).



     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the 23rd day of February, 2000.


United Bancshares, Inc.            Federal Reserve Bank of Philadelphia


By: /s/ EMMA C. CHAPPELL           By: /s/ MICHAEL COLLINS
    ------------------------           -------------------------


United Bank of Philadelphia


By: /s/ EMMA C. CHAPPELL
    ------------------------








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         The undersigned directors of Bancshares and the Bank individually acknowledge reading the foregoing Agreement and approve of the consent thereto by Bancshares and the Bank.



---------------------------                 ---------------------------
/s/ James F. Bodine                         /s/ Marionette Y. Frazier



---------------------------                 ---------------------------
/s/ S. Amos Brackeen                        /s/ William C. Green



---------------------------                 ---------------------------
/s/ Emma C. Chappell                        /s/ Angela M. Huggins



---------------------------                 ---------------------------
/s/ Kemel G. Dawkins                        /s/ William B. Moore



---------------------------                 ---------------------------
/s/ L. Armstead Edwards                     /s/ Ernest L. Wright